SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                             _______________________

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): June 20, 1997


                              Nine West Group Inc.
              (Exact name of registrant as specified in its charter)



                                    Delaware
                         (State or other jurisdiction of
                          incorporation or organization)


               1-11161                            06-1093855
       (Commission File Number)         (IRS Employer Identification Number)



                9 West Broad Street, Stamford, Connecticut 06902
                    (Address of principal executive offices)



                                  (314) 579-8812
               (Registrant's telephone number, including area code)







Item 5.  Other Events

    On June 20, 1997, the registrant issued a press release announcing its intention to make a private offering of $175.0 million of Senior Notes due 2005 and $150.0 million of Senior Subordinated Notes due 2007, a copy of which is filed herewith as Exhibit 20.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

  (a)     Financial Statements:  None

  (b)     Pro Forma Financial Information:  None

  (c)     Exhibits:

Exhibit
No.          Document                                                     Page
-------      --------                                                     ----

20.1         Press Release of the Registrant, dated June 20, 1997            4




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                    NINE WEST GROUP INC.
                                                       (Registrant)



Date: June 23, 1997                             By:  /s/Jeffrey K. Howald
                                                ------------------------------
                                                Jeffrey K. Howald
                                                Senior Vice President - Finance